Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Oxford Technologies, Inc. (the "Company") on Form 10-QSB for the nine months ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jacinta Sit, President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Jacinta Sit
Jacinta Sit, President
(Principal Executive Officer and Principal Financial Officer)

February 25, 2008

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